united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2013

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On March 19, 2013, Astoria Financial Corporation (the “Company”) issued and sold 5,400,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of 6.50% Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share and liquidation preference of $1,000 per share (equivalent to $25 per Depositary Share) (the “Series C Preferred Stock”). Holders of the Depositary Shares will be entitled to all proportional rights and preferences of the Series C Preferred Stock (including dividend, voting, redemption and liquidation rights). Under the terms of the Series C Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to or repurchase, redeem or otherwise acquire shares of its common stock or any preferred stock ranking on parity with or junior to the Series C Preferred Stock will be subject to restrictions in the event that the Company does not declare and either pay or set aside a sum sufficient for payment of dividends on the Series C Preferred Stock for the immediately preceding dividend period. The terms of the Series C Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations (as defined below), a copy of which is included as Exhibit 3.1 to this Current Report on Form 8–K and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 13, 2013, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, establishing the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of the Series C Preferred Stock. The Certificate of Designations became effective upon filing and it amends the Company’s Certificate of Incorporation.

Item 8.01.	Other Events.

On March 12, 2013, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Raymond James & Associates, Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters 5,400,000 Depositary Shares and granted them an option to purchase up to an additional 600,000 Depositary Shares to cover over-allotments, if any.

On March 19, 2013, the Company closed the public offering of 5,400,000 Depositary Shares pursuant to the Underwriting Agreement. The net proceeds of the offering were approximately $129.8 million, after deducting underwriting commissions and estimated offering expenses.

The Depositary Shares were offered and sold pursuant to the prospectus supplement dated March 12, 2013 and the accompanying prospectus dated March 11, 2013 filed with the Securities and Exchange Commission (“SEC”) as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-182041), as amended by Post-effective Amendment No. 1 thereto filed with the SEC on March 12, 2013 (the “Registration Statement”). The following documents are being filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement, (ii) the Certificate of Designations, (iii) the Deposit Agreement, dated as of March 19, 2013, by and among the Company, Computershare Shareowner Services LLC, as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares; (iv) the form of depositary receipt representing the Depositary Shares; (v) the form of certificate representing the Series C Preferred Stock and (vi) the validity opinion with respect to the Depositary Shares and the Series C Preferred Stock;

A copy of the Company’s press release announcing the closing of the issuance and sale of the Depositary Shares is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	1.1	Underwriting Agreement, dated March 12, 2013, by and among the Company, Barclays Capital Inc., Raymond James & Associates, Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters listed therein.

	3.1	Certificate of Designations of the Series C Preferred Stock (incorporated by reference to the Company’s Form 8-A Registration Statement, filed with the SEC on March 19, 2013).

	4.1	Deposit Agreement, dated as of March 19, 2013, by and among the Company, Computershare Shareowner Services, LLC, as depositary, and the holders from time to time of the depositary receipts described therein (incorporated by reference to the Company’s Form 8-A Registration Statement, filed with the SEC on March 19, 2013).

	4.2	Form of depositary receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1 hereto).

	4.3	Form of certificate representing the Series C Preferred Stock (incorporated by reference to the Company’s Form 8-A Registration Statement, filed with the SEC on March 19, 2013).

	5.1	Opinion of Arnold & Porter LLP.

	23.1	Consent of Arnold & Porter LLP (included in Exhibit 5.1 hereto).

	99.1	Press Release dated March 19, 2013.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Peter J. Cunningham
Peter J. Cunningham
First Vice President and
Director of Investor Relations

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 12, 2013, by and among the Company, Barclays Capital Inc., Raymond James & Associates, Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters listed therein.

3.1	Certificate of Designations of the Series C Preferred Stock (incorporated by reference to the Company’s Form 8-A Registration Statement, filed with the SEC on March 19, 2013).

4.1	Deposit Agreement, dated as of March 19, 2013, by and among the Company, Computershare Shareowner Services, LLC, as depositary, and the holders from time to time of the depositary receipts described therein (incorporated by reference to the Company’s Form 8-A Registration Statement, filed with the SEC on March 19, 2013).

4.2	Form of depositary receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1 hereto).

4.3	Form of certificate representing the Series C Preferred Stock (incorporated by reference to the Company’s Form 8-A Registration Statement, filed with the SEC on March 19, 2013).

5.1	Opinion of Arnold & Porter LLP.

23.1	Consent of Arnold & Porter LLP (included in Exhibit 5.1 hereto).

99.1	Press Release dated March 19, 2013.